Exhibit 10.1

Amendments to Underwriting Agency Agreement between Allied World Assurance Company Ltd and IPCUSL

AMENDMENT NO. 1

TO

UNDERWRITING AGENCY AGREEMENT
DATED DECEMBER 1, 2001

WHEREAS, Allied World Assurance Company, Ltd and IPCRe Underwriting Services Ltd. had entered into an Underwriting Agency Agreement dated as of December 1, 2001;

NOW, THEREFORE, it is agreed, that the Section 13.1 of the Underwriting Agency Agreement be deleted and replaced with the following:

13.1 The term of this Agreement shall commence on December 1, 2001 and shall continue in force until December 2, 2004 (the “Initial Term”). On December 1, 2002 the Initial Term of this Agreement shall be extended by the period of one year, and thereafter, on December 1st of each successive year, the term of the agreement shall be further extended by one year unless prior written notice to terminate shall have been delivered by one party to the other party at least 90 days prior to December 1st of any given year.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 1 to the UNDERWRITING AGENCY AGREEMENT as of February 21, 2003.

For and on behalf of	For and on behalf of
IPCRe Underwriting Services Ltd.	Allied World Assurance Company, Ltd

/s/ James P. Bryce	/s/ L.M. Murphy

James P. Bryce	L. Michael Murphy
President and CEO	Vice President and Secretary

AMENDMENT NO. 2

TO

UNDERWRITING AGENCY AGREEMENT
DATED DECEMBER 1, 2001, AS AMENDED

WHEREAS, Allied World Assurance Company, Ltd and IPCRe Underwriting Services Ltd. had entered into an Underwriting Agency Agreement dated as of December 1, 2001 and amended on February 21, 2003;

WHEREAS, Section 2.2 C of the Underwriting Agency Agreement the Zonal Limit is established at $200 million;

WHEREAS, it is deemed desirable to increase the Zonal Limit to $225 million.

NOW, THEREFORE IT IS AGREED that Section 2.2 C of the Underwriting Agency Agreement be amended to increase the Zonal Limit to “$225 million per zone;”

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 2 to the UNDERWRITING AGENCY AGREEMENT as of March 28, 2003.

For and on behalf of	For and on behalf of
IPCRe Underwriting Services Ltd.	Allied World Assurance Company, Ltd

/s/ James P. Bryce	/s/ L.M. Murphy

James P. Bryce	L. Michael Murphy
President and CEO	Vice President and Secretary